Supplement Dated January 23, 2018
To the Product Prospectuses for:

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

Lincoln Life Flexible Premium Variable Life Account JF-A

Ensemble II	Ensemble Exec
Ensemble III	Ensemble Exec 2006
Ensemble Accumulator	Ensemble Protector

Lincoln Life Flexible Premium Variable Life Account JF-C

Ensemble SL

LINCOLN LIFE & ANNUITY COMPANY OF NEW YORK

Lincoln Life & Annuity Flexible Premium Variable Life Account JA-B

Ensemble II

This Supplement outlines changes to the investment options under your policy. All other provisions outlined in your prospectus, as supplemented, remain unchanged. This Supplement is for informational purposes and requires no action on your part.

The Vanguard Group has informed us that, effective January 18, 2018, the name and investment objective of the following fund will be changed. All other information about the fund can be found in the fund's prospectus.

CURRENT FUND NAME	NEW FUND NAME

Vanguard VIF REIT Index Portfolio	Vanguard VIF Real Estate Index Portfolio

Investment objective: To provide a high level of income and moderate long-term capital appreciation by tracking the performance of a benchmark index that measures the performance of publicly traded equity REITs and other real estate-related investments.

Please retain this Supplement for future reference.